DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES	12 Months Ended
Dec. 31, 2017
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Instruments and Hedging Activities
DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

Derivative Financial Instruments
The Company had a stand-alone derivative financial instrument in the form of an interest rate swap agreement, which derives its value from underlying interest rate.  The transaction involved both credit and market risk.  The notional amount was an amount on which calculations, payments and the value of the derivative was based. The notional amount did not represent direct credit exposures.  Direct credit exposure was limited to the net difference between the calculated amounts to be received and paid, if any.  Such difference, which represented the fair value of the derivative instrument, was reflected on the Company’s balance sheets as other assets and other liabilities.

The Company was exposed to credit-related losses in the event of nonperformance by the counterparty to this agreement.  The Company controlled the credit risk of its financial contract through credit approvals, limits and monitoring procedures and did not expect any counterparty to fail its obligation.

Derivative instruments are generally either negotiated over-the-counter contracts or standardized contracts executed on a recognized exchange.  Negotiated over-the-counter derivative contracts are generally entered into between two counterparties that negotiate specific agreement terms, including the underlying instrument, amount, exercise prices and maturity.

Derivative Instruments Not Designated As Hedging Instruments
Certain derivative instruments do not meet the requirements to be accounted for as hedging instruments.  These undesignated derivative instruments are recognized on the consolidated balance sheets at fair value, with changes in fair value recorded in other noninterest income.

Interest Rate Swap Agreement - In 2012, management entered into an interest rate swap agreement that did not meet the hedge accounting requirements of FASB's "Derivatives and Hedging" standard to manage the Company's exposure to interest rate movements and other identified risks.

At December 31, 2016, information pertaining to the Company's interest rate swap agreement not designated as a hedge was as follows:

December 31, 2016
(Dollars in Thousands)
Notional amount	$15,000
Weighted average fixed pay rate	1.26%
Weighted average variable receive rate	0.88%
Weighted average maturity in years	0.0
Unrealized loss relating to interest rate swap	$2

The Company reported a gain in fair value on the interest rate swap not designated as a hedge in noninterest income of $62,000 and $50,000 for the years ended December 31, 2016 and 2015, respectively. This interest rate swap agreement terminated on January 11, 2017.

Derivative Loan Commitments - Mortgage loan commitments are referred to as derivative loan commitments if the loan that will result from exercise of the commitment will be held for sale upon funding.  The Company enters into commitments to fund residential mortgage loans at specified times in the future, with the intention that these loans will subsequently be sold in the secondary market.  A mortgage loan commitment binds the Company to lend funds to a potential borrower at a specified interest rate and within a specified period of time, generally up to 60 days after inception of the rate lock.

Outstanding derivative loan commitments expose the Company to the risk that the price of the loans arising from exercise of the loan commitment might decline from inception of the rate lock to funding of the loan due to increases in mortgage interest rates.  If interest rates increase, the value of these loan commitments decrease. Conversely, if interest rates decrease, the value of these loan commitments increase.

Forward Loan Sale Commitments - To protect against the price risk inherent in derivative loan commitments, the Company utilizes “mandatory delivery” and "best efforts" forward loan sale commitments to mitigate the risk of potential decreases in the values of loans that would result from the exercise of the derivative loan commitments.

With a “mandatory delivery” contract, the Company commits to deliver a certain principal amount of mortgage loans to an investor at a specified price on or before a specified date.  If the Company fails to deliver the amount of mortgages necessary to fulfill the commitment by the specified date, it is obligated to pay a “pair-off” fee, based on then-current market prices, to the investor to compensate the investor for the shortfall.

With a "best efforts" contract, the Company commits to deliver an individual mortgage loan of a specified principal amount and quality to an investor if the loan to the underlying borrower closes. Generally, the price the investor will pay the seller for an individual loan is specified prior to the loan being funded (e.g., on the same day the lender commits to lend funds to a potential borrower).

The Company expects these forward loan sale commitments will experience changes in fair value opposite to the change in fair value of derivative loan commitments.

Interest Rate Risk Management - Derivative Instruments
The following table presents the fair values of derivative instruments as well as their classification on the consolidated balance sheets at December 31, 2017 and 2016.

		December 31, 2017		December 31, 2016
	Balance Sheet Location	Notional Amount	Estimated Fair Value	Notional Amount	Estimated Fair Value
		(In Thousands)
Derivatives not designated as hedging instruments:
Interest rate swap	Other Liabilities	$—	$—	$15,000	$(2)
Derivative loan commitments	Other Assets	3,133	27	12,607	57
Forward loan sale commitments	Other Assets	2,752	16	4,049	64